EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen B. Lazarus, state and attest that:

(1) I am the Chief Financial Officer of Steiner Leisure Limited.

(2) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

  The Annual Report on Form 10-K of the registrant for the year ended December 31, 2004 (the "periodic report") containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
  The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the registrant for the periods presented.

/s/ Stephen B. Lazarus
Stephen B. Lazarus Senior Vice President and Chief Financial Officer

Date: March 16, 2005